SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  March 7, 2006
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(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
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            (Exact name of registrant as specified in its charter)

      North Carolina              333-127668-03               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

     301 South College Street, Charlotte, North Carolina      28288-0166
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     (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (704) 374-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

            On March 7, 2006, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of March 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association ("Wachovia"), as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee. The Certificates consist of thirty classes (each, a "Class") of Certificates, fourteen of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-PB Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", the "Class A-1A Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and sixteen of which classes are designated as the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class S Certificates", the "Class X-C Certificates", the "Class X-P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class Z Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 305 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $4,229,859,030. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Wachovia Mortgage Loans") were acquired by the Registrant from Wachovia Bank, National Association pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Registrant and Wachovia, certain of the Mortgage Loans (the "Nomura Mortgage Loans") were acquired by the Registrant from Nomura Credit & Capital, Inc. ("Nomura") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Registrant and Nomura and certain of the mortgage loans (the "Artesia Mortgage Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia", and collectively with Wachovia and Nomura, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Registrant and Artesia. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia, Nomura and Artesia was derived from the sale of Certificates by the Registrant to Wachovia Capital Markets, LLC ("WCM"), Nomura Securities International, Inc. ("NSI"), Banc of America Securities LLC ("BAS"), Deutsche Bank Securities Inc. ("DBSI"), Goldman, Sachs & Co. ("Goldman") and J.P. Morgan Securities Inc. ("JPMorgan") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated February 24, 2006, among the Registrant, Wachovia, WCM, NSI, BAS, DBSI, Goldman and JPMorgan (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated February 24, 2006, among the Registrant, Wachovia, WCM and NSI (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On March 7, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 24, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits
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Item 601(a) of
Regulation S-K
Exhibit No.     Description
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(1.1)           Underwriting Agreement, dated February 24, 2006, among Wachovia
                Commercial Mortgage Securities, Inc., Wachovia Bank, National
                Association, Wachovia Capital Markets, LLC, Nomura Securities
                International, Inc., Banc of America Securities LLC, Deutsche
                Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
                Securities Inc.
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(4.1)           Pooling and Servicing Agreement, dated as of March 1, 2006, among Wachovia Commercial Mortgage Securities, Inc., as
                depositor, Wachovia Bank, National Association, as master
                servicer, LNR Partners, Inc., as special servicer and Wells
                Fargo Bank, N.A., as trustee.
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(8.1)           Opinion of Cadwalader, Wickersham & Taft LLP, dated as of
                March 7, 2006, relating to validity and tax matters.
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(99.1)          Mortgage  Loan  Purchase  Agreement,  dated as of March 1, 2006,
                between  Wachovia  Commercial  Mortgage  Securities,   Inc.  and
                Wachovia Bank, National Association.
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(99.2)          Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and Nomura
                Credit & Capital, Inc.
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(99.3)          Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between Wachovia Commercial Mortgage Securities, Inc. and
                Artesia Mortgage Capital Corporation.
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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES,
                                      INC.


                                   By: /s/    H. Royer Culp, Jr.
                                       ---------------------------------------
                                       Name:  H. Royer Culp, Jr.
                                       Title: Vice President

Date:  March 21, 2006

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                                    Paper(P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

1.1             Underwriting Agreement                            E

4.1             Pooling and Servicing Agreement                   E

8.1             Opinion of Cadwalader, Wickersham & Taft LLP,     E
                dated as of March 7, 2006, relating to
                validity and tax matters.

99.1            Wachovia Mortgage Loan Purchase Agreement         E

99.2            Nomura Mortgage Loan Purchase Agreement           E

99.3            Artesia Mortgage Loan Purchase Agreement          E